REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made as of the 9th day of January, 1998, by and among COVOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC. and its successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

                              W I T N E S S E T H:

         WHEREAS, on the date hereof, Holder is the holder of those certain Warrants To Purchase Common Stock of the Company, both issued January 9, 1998, to AJG Financial Services, Inc., one designated Warrant A for 216, 272 Shares of Common Stock, and the other designated Warrant B for 216, 272 Shares of Common Stock.

         WHEREAS, the Company has agreed to provide the Holders with certain registration rights as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "Company Common Stock" shall mean the shares of common stock, $.001 par value per share, of the Company.

         "Effective Date" shall mean the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" or "Holders" shall have the meaning set forth in the preamble.

         "Person" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.


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         "Prospectus"  shall  mean the  prospectus  included  in a  Registration
Statement, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other
amendments  and  supplements  to  such  prospectus,   including   post-effective
amendments, and in each case including all material incorporated by reference therein.

         "Public Sale" shall mean a public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

         "Registrable Securities" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof by the Holder shall have become effective under the Securities Act and which have been disposed of by the Holder under such Registration Statement, and (ii) Shares sold or otherwise distributed pursuant to Rule 144 under the Securities Act.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons engaged by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3(a)(vii) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses shall specifically exclude the fees and disbursements of counsel representing a selling Holder and underwriting discounts and commissions, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

         "Registration Statement" shall mean a registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers the Registrable Securities requested by Holders to be covered by such registration statement, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the
Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.


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         "Selling Holder" shall mean each Holder who elects to participate in an underwritten public offering of Company Common Stock.

         "Shares" shall mean Company Common Stock that is issued upon exercise of the Warrants.

         "Warrants" shall mean the two Warrants (one designated Warrant A and the other designated Warrant B), each dated January 9, 1998, issued by the Company to AJG Financial Services, Inc. evidencing rights to purchase initially up to an aggregate of 432,544 shares of Common Stock, and all warrants issued upon transfer, division or combination of, or in substitution or exchange for, any thereof.

         2.       Registration Under the Securities Act.

                  (a) Filing of Registration Statement. As promptly as practicable after the date hereof, the Company intends, but is not obligated, to cause to be filed a Registration Statement providing for the issuance of the Shares to the Holder to the extent allowed by applicable regulations and the resale by the Holder of Registrable Securities then held by the Holder and intends to use its best efforts to cause such Registration Statement if filed to be declared effective by the SEC as soon as reasonably practicable. The Company agrees to use its best efforts to keep such Registration Statement continuously effective under the Securities Act for a period expiring on the date two (2) years from the date of the last issuance of any Shares and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such Registration Statement.

                  (b) Demand Registration. In the event the Company has not caused to be filed a Registration Statement as provided in Section 2(a) within six (6) months from the date hereof, Holder shall have the right, at any time and from time to time after such six (6) month period, to demand that the Company cause to be filed a Registration Statement or an amendment to a Registration Statement providing for the registration under the Securities Act of the Shares to be issued to Holder to the extent allowed by applicable regulations and the resale by the Holder of all Registrable Securities, or, in the event the Company has filed a Registration Statement as provided in Section 2(a) within six (6) months from the date hereof, but such Registration Statement has not been declared effective by the SEC, Holder shall have the right at any time and from time to time after September 1, 1998, to demand that the Company cause to be filed a Registration Statement or an amendment to a Registration Statement providing for the registration under the Securities Act of the Shares to be issued to Holder and the resale by the Holder of all Registrable Securities; provided, however, if at the time of such demand, the Shares have been issued, such Registration Statement shall only relate to sales by Holder. The Company agrees to use its best efforts to keep such Registration Statement continuously effective under the Securities Act for a period expiring on the date two (2) years from the date of the last issuance of any Shares and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions


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applicable to the  registration  form used by the Company for such  Registration
Statement or by the Securities Act or by any other rules and regulations thereunder for such Registration Statement.

                  (c) Cut-Back Registration. In the event that the Holder has requested the inclusion of Registrable Securities in a registration statement pursuant to Section 3(a) or Section 3(b) and all or a portion of the Registrable Securities with respect to which the Holder has requested registration are not registered by virtue of the provisions of said sections, Holder shall thereupon have the right to require the registration under the Securities Act of such Registrable Securities pursuant to the provisions of Section 2(b), irrespective of whether the date upon which Registration is requested is within six months of the date of this Agreement.

                  (d) Expenses. The Company shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to this Section 2.


                  (e) Inclusion in Registration Statement. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed offer or sale by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Any Holder who does not provide the information reasonably requested by the Company in connection with the Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, shall not be entitled to have its Registrable Securities included in the Registration Statement.

                  (f) Underwritten Demand by Holder. If at the demand of Holder, the Company proposes to file a Registration Statement relating to an underwritten public offering of any Registerable Securities and the investment banking firm selected by Holder to act as lead underwriter in connection with such public offering of securities by Holder advises in writing that, in such firm's opinion, a registration of other securities of the Company at that time would materially and adversely affect the offering by Holder, no person (including the Company) shall have a right to have shares of common stock or other securities included in such Registration Statement; provided, however, that if an offering of some but not all of the shares requested to be registered by Holder would not adversely affect the offering by Holder, the aggregate number of shares requested to be included in such offering by the Company and each other person shall be reduced pro rata according to the total number of securities proposed to be sold by the Company and other Person taken as a whole; provided, in no event shall the shares requested by Holder to be included in the Registration Statement be reduced.

                  (g) Rights to Subsequent Investors. The Company shall not grant any rights to any other person which shall diminish in any way the rights granted to the Holders hereunder. The Company may grant subsequent investors rights of registration (such as those provided in Section 2 hereof); provided, however, that (i) such rights are limited to shares of Common Stock (including, in the case of any underwritten offering, shares issuable upon the conversion of convertible securities or upon the exercise of warrants if such conversion or exercise is effected by the sellers or the


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underwriters prior to sale to the public in such offering), (ii) such rights are not inconsistent with the provisions hereof; (iii) the instrument granting such rights specifically confirms the rights of the Holders of Registrable Shares hereunder; (iv) the rights of the Holder hereunder shall be the same as the rights of registration granted to the subsequent investors.

         3.       Incidental Registration.

                  (a) If the Company proposes to register any shares of Company Common Stock ("Other Securities") for public sale by the Company pursuant to an underwritten offering under the Securities Act it will give prompt written notice to Holders of its intention to do so, and upon the written request of Holders delivered to the Company within fifteen (15) Business Days after the giving of any such notice which request shall specify the number of Registrable Securities intended to be disposed of by Holders and the Company shall include such Registrable Securities in such Registration Statement. The Company will not be required to effect any registration pursuant to this Section 3(a) if the Company shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, a registration at that time by other holders would materially and adversely affect the Company's own scheduled offering; provided, however, that if an offering of some but not all of the shares requested to be registered by Holder and other holders would not adversely affect the Company's offering, the aggregate number of shares requested to be included in such offering by each selling holder shall be reduced pro rata according to the total number of securities proposed to be sold by the selling holders taken as a whole.

                  (b) If at the demand of any other Person but the Holder ("Other Person"), the Company proposes to register Other Securities for public sale pursuant to an underwritten offering under the Securities Act it will give prompt written notice to Holder of its intention to do so, and upon the written request of Holders delivered to the Company within fifteen (15) Business Days after the giving of any such notice which request shall specify the number of Registrable Securities intended to be disposed of by Holder and the Company shall include such Registrable Securities in such Registration Statement. If the Other Person shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm acting as lead underwriter in connection with the public offering of securities by the Other Person that, in such firm's opinion, a registration by the Holders at that time would materially and adversely affect the offering by the Other Person, the Registrable Securities of the Holder shall not be included in such Registration, provided the number of shares requested to be included in such offering by the Holders and all other Persons shall be reduced pro rata according to the total number of securities proposed to be sold by the Holder and other selling holders taken as a whole; provided, however, notwithstanding the foregoing sentence, the shares requested by the Other Person demanding registration to be included in the Registration Statement shall not be reduced if required by an agreement between such Other Person and the Company.


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                  (c) With respect to any proposed sale or sale by the Holder of
Registrable Securities pursuant to this Section 3 the Company shall pay all Registration Expenses.

                  (d) No registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation (if any) to effect registrations of Registrable Securities pursuant to Section 2.

         4.       Registration Procedures.

                  (a) Obligations of the Company. In connection with any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall:

                           (i) cause the Registration Statement to be available for the sale of the Registrable Securities by Holders in one or more transactions, in negotiated transactions, through the writing of options of the Registrable Securities, or a combination of such methods of sale, and to comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and in the event the Company is listed on the NASDAQ National Market System ("NMS") in one or more transactions on NMS or otherwise in special offerings, exchange distributions or secondary distribution pursuant to and in accordance with the rules of the NMS, in the over-the-counter market;

                           (ii) (A) prepare and file with the SEC such amendments and post- effective amendments to any Registration Statement as may be necessary to keep each such Registration Statement effective for the applicable period; (B) cause the Prospectus included in each such Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (C) respond promptly to any comments received from the SEC with respect to each Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (D) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement;

                           (iii) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as they may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the


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                                    Prospectus,   by   each   such   Holder   of
                                    Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by the Prospectus;

                           (iv) notify promptly each Holder of Registrable Securities and confirm such advice in writing (A) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (B) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the
                                    initiation  of  any   proceeding   for  such
                                    purpose,  and  (C) of the  happening  of any
                                    event  during  the  period  a   Registration
                                    Statement  is effective as a result of which
                                    such  Registration  Statement or the related
                                    Prospectus  contains any untrue statement of
                                    a  material  fact  or  omits  to  state  any
                                    material fact required to be stated  therein
                                    or necessary to make the statements therein,
                                    in light of the  circumstances  under  which
                                    they   were   made   (in  the  case  of  the
                                    Prospectus), not misleading;

                           (v) use its best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                           (vi) use its best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably
                                    request   in   writing,   keep   each   such
                                    registration  or   qualification   effective
                                    during   the   period   such    Registration
                                    Statement  is required to be kept  effective
                                    or  during  the  period  offers or sales are
                                    being made by a Holder that has  delivered a
                                    Registration    Notice   to   the   Company,
                                    whichever  is  shorter,  and do any  and all
                                    other   acts  and   things   which   may  be
                                    reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(vi), (B) subject itself to taxation in any such jurisdiction, or (C) submit to the general service of process in any such jurisdiction;


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                           (vii)    upon    the    occurrence   of   any   event
                                    contemplated by Section  4(a)(iv)(C) hereof,
                                    use its best efforts promptly to prepare and
                                    file  a  supplement  or  prepare,  file  and
                                    obtain  effectiveness  of  a  post-effective
                                    amendment to a Registration Statement or the
                                    related    Prospectus    or   any   document
                                    incorporated  therein by  reference  or file
                                    any  other  required  document  so that,  as
                                    thereafter  delivered to the  purchasers  of
                                    the Registrable Securities,  such Prospectus
                                    will not contain any untrue  statement  of a
                                    material  fact or omit to  state a  material
                                    fact  required  to  be  stated   therein  or
                                    necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (viii) use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

                           (ix) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement or amendment thereto relating to such Registrable Securities;

                           (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earning statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                           (xi) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders to consummate the disposition of such Registrable Securities.

                  (b) Obligations of Holders. In connection with and as a condition to the Company's obligations with respect to a Registration Statement pursuant to Section 2 hereof and this Section 4, each Holder agrees that (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by Section 4(a)(ii) hereof and receives notice that any post-effective amendment has become effective; and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(a)(iv)(C) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 4(a)(vii) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in


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its  possession,  other  than  permanent  file  copies  then  in  such  Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (c) Lockup. In the event the Company proposes to effect the distribution of its securities by the Company through an underwritten public offering, each Holder who then beneficially owns in excess of 100,000 shares agrees for a period of time, beginning seven (7) days prior to the effective date of the underwriting agreement pertaining to such offering and ending thirty
(30) days after such effective date that such Holder will forthwith cease any sale or other disposition of any of the Registrable Securities or sale or other disposition of any of its Registrable Securities during such period of time, if requested in writing by the representatives of the underwriters for any such underwritten public offering; provided, however, that Holders shall not be subject to more than one Lockup Period during any twelve (12) month period.

         5. Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, each officer and director of such Holder, and each Person, if any, who controls any Holder within the meaning of
Section 15 of the Securities Act as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission,

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                                    or any  such  alleged  untrue  statement  or
                                    omission,   to  the  extent  that  any  such
                                    expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (b) Indemnification by the Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 4(a)(ii) shall be effected only with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver a Prospectus to any purchaser of Registrable Securities where such a delivery obligation was applicable to such Holder's sale of Registrable Securities and such Holder had been provided with sufficient copies of such Prospectus for the relevant deliveries thereof. In no event shall the liability of any Holder under this Section 4(b) be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding. The indemnification obligations provided pursuant to Sections 4(a) and (b) hereof survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

                  (d)      Contribution.

                           (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this
                                    Section  4 is  for  any  reason  held  to be
                                    unenforceable    although    applicable   in
                                    accordance  with its terms,  the Company and
                                    the selling Holders shall  contribute to the
                                    aggregate   losses,   liabilities,   claims,
                                    damages   and   expenses   of   the   nature
                                    contemplated  by  such  indemnity  agreement
                                    incurred  by the  Company  and  the  selling
                                    Holders,    in   such   proportion   as   is
                                    appropriate to reflect the relative fault of
                                    and  benefits to the Company on the one hand
                                    and the  selling  Holders  on the  other (in
                                    such  proportions  that the selling  Holders
                                    are severally, not jointly,  responsible for
                                    the  balance),   in   connection   with  the
                                    statements  or omissions  which  resulted in
                                    such losses, claims, damages, liabilities or
                                    expenses,  as  well  as any  other  relevant
                                    equitable   considerations.   The   relative
                                    benefits  to  the  indemnifying   party  and
                                    indemnified  parties  shall be determined by
                                    reference to, among other things,  the total
                                    proceeds  received by the indemnified  party
                                    and  indemnified  parties in connection with
                                    the offering to which such  losses,  claims,
                                    damages, liabilities or expenses relate. The
                                    relative fault of the indemnifying party and
                                    indemnified  parties  shall be determined by
                                    reference  to, among other  things,  whether
                                    the action in question,
                                    including  any  untrue  or  alleged   untrue
                                    statement of a material  fact or omission or
                                    alleged  omission to state a material  fact,
                                    has been made by, or relates to  information
                                    supplied by, such indemnifying  party or the
                                    indemnified   parties,   and  the   parties'
                                    relative   intent,   knowledge,   access  to
                                    information and opportunity to correct or prevent such action.

                           (ii) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the
                                    immediately       preceding       paragraph.
                                    Notwithstanding   the   provisions  of  this
                                    Section  4(d),  no selling  Holder  shall be
                                    required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

                           (iii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                           (iv)     The   contribution   provided  for  in  this
                                    Section 4(d) shall survive,  with respect to
                                    a  Holder,   the  transfer  of   Registrable
                                    Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

         6.       Rule 144 Sales.

                  (a) Reports. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

                  (b) Certificates. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

         7. Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 2, 3, 4, 5, 6 or 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities, as the case may be. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 6(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(b), which address initially is, with respect to each Holder, the address set forth next to such Holder's name on the books and records of the Company, or (ii) if to the Company, at: Covol Technologies, Inc., 3280 North Frontage Road, Lehi, Utah 84043; Facsimile: (801) 768-4483; Attn: General Counsel.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five
(5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holders, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities, as the case may be, shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

                  (f) Specific Performance. The Company and the Holders hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (g) Entire Agreement. This Agreement is intended by the Company as a final expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                 COVOL TECHNOLOGIES, INC.


                                                 By:/Stanley M. Kimball/
                                                    ---------------------------
                             Name:Stanley M. Kimball
                                                      Title: President


                                                 AJG FINANCIAL SERVICES, INC.


                                                 By: /David R. Long/
                                                    ---------------------------
                               Name: David R. Long
                                                      Title: President



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